 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKROCK PRIVATE CREDIT FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BlackRock Private Credit Fund
50 Hudson Yards
New York, New York 10001
April 2, 2025
Dear Shareholder:
You are cordially invited to participate in the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund” or “BDEBT”), to be held on May 22, 2025, at 10:00 a.m., Pacific Time, to consider and vote on the proposals discussed in the enclosed proxy statement. The Annual Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. To participate in the Annual Meeting please follow the directions in the notice of annual meeting and proxy statement accompanying this letter and use the following link: meetnow.global/MJGN9UT.
The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting you will be asked to elect the Class III Trustee nominees to the Board of Trustees of the Fund.
It is important that you be represented at the Annual Meeting. Even if you plan to participate in the Annual Meeting virtually, please promptly follow the directions on your enclosed proxy card to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating your proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at (855) 372-6175.
Sincerely yours,
/s/ John Perlowski
John Perlowski
Trustee

BlackRock Private Credit Fund
50 Hudson Yards
New York, New York 10001
(212) 810-5300
NOTICE OF ANNUAL MEETING
TO BE HELD ON MAY 22, 2025
To the Shareholders of BlackRock Private Credit Fund:
The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund”) will be held on May 22, 2025, at 10:00 a.m., Pacific Time, for the following purposes:
1.
To elect the Class III Trustee nominees, Maureen K. Usifer and Philip Tseng, to the Board of Trustees of the Fund to serve until the 2028 Annual Meeting of Shareholders of the Fund, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
Shareholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: meetnow.global/MJGN9UT.
You have received this proxy statement because you were a shareholder of record of the Fund on March 26, 2025 (the “Record Date”). Please be certain to vote by telephone or via the Internet or sign, date and return the proxy card you received from us.
Your vote is important. Attendance at the Annual Meeting will be limited to the Fund’s shareholders as of the Record Date.
If your shares in the Fund are registered in your name, you may attend and participate in the Annual Meeting at meetnow.global/MJGN9UT by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.
If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting virtually you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Annual Meeting.
We encourage you to carefully review the enclosed materials, which explains the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Annual Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:
•	By touch-tone telephone;
•	By Internet;
•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or
•	By participating at the Annual Meeting as described above.
If you do not vote using one of these methods, you may be called by Computershare, the Fund’s proxy solicitor, to vote your shares.
We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting platform is fully supported across browsers

(Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You will not be able to attend the Annual Meeting in person. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.
You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on March 26, 2025. Even if you plan to participate in the Annual Meeting, please promptly follow the directions on your enclosed proxy card to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating your proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. In the event that there are not sufficient shareholders present for a quorum, the Annual Meeting may be adjourned from time to time, in the manner provided in our bylaws, until a quorum will be present or represented.
If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at (855) 372-6175.
By Order of the Board of Trustees,
/s/ John Perlowski
John Perlowski
Trustee
New York, New York
April 2, 2025

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY FOLLOW THE DIRECTIONS ON YOUR ENCLOSED PROXY CARD TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, OR SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2025.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: https://www.proxy-direct.com/blk-34426

BlackRock Private Credit Fund
50 Hudson Yards
New York, New York 10001
(212) 810-5300
PROXY STATEMENT 2025
Annual Meeting of Shareholders
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund”), for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held on May 22, 2025, at 10:00 a.m., Pacific Time, and at any postponements, adjournments or delays thereof. Shareholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: meetnow.global/MJGN9UT.
If your shares in the Fund are registered in your name, you may attend and participate in the Annual Meeting at meetnow.global/MJGN9UT by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.
If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Annual Meeting.
We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.
This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about April 9, 2025.
It is important that every shareholder participate in the voting process by casting your vote following the instructions provided on your proxy card so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person via webcast or by proxy, of holders of a majority of the Fund’s shares issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
We encourage you to vote by granting a proxy (i.e., authorizing someone to vote your shares). If you follow the directions on the accompanying proxy card to record your voting instructions by telephone or via the internet, or properly sign and date the accompanying proxy card, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly execute the proxy card and give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Trustees.
If you are a shareholder “of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2025
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
https://www.proxy-direct.com/blk-34426Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:
1.
To elect the Class III Trustee nominees, Maureen K. Usifer and Philip Tseng, to the Board of Trustees of the Fund to serve until the 2028 Annual Meeting of Shareholders of the Fund, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
Voting Securities
You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on March 26, 2025 (the “Record Date”). At the close of business on the Record Date, the Fund had 31,236,730 common shares outstanding. Each share is entitled to one vote.
Quorum Required
The holders of a majority of the Fund’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.
If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
Shares that are present at the Annual Meeting, but then abstain, will be treated as present for purposes of establishing a quorum. However, abstentions on a matter are not treated as votes cast on such matter.
Vote Required
Proposal: Election of Trustees. The election of a Trustee requires the affirmative vote of a plurality of the Fund’s shares entitled to vote represented in person via webcast or by proxy at the Annual Meeting so long as a quorum is present. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the nominee. Because the Fund requires a plurality of votes to elect a Trustee, withheld votes, if any, will not have an effect on the outcome of the Proposal.
Adjournment. The Annual Meeting may be adjourned from time to time pursuant to our bylaws. If a quorum is not present or represented at the Annual Meeting or if the chair of the Annual Meeting believes it is in the best interests of the Fund, the chair of the Annual Meeting has the power to adjourn the meeting from time to time, in the manner provided in our bylaws, until a quorum will be present or represented or to provide additional time to solicit votes for one or more proposals.
Information Regarding This Solicitation
The Fund will bear all costs and expenses related to the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards.
The Fund has retained Computershare, a proxy solicitation firm, to assist in the distribution, solicitation and tabulation of proxies. It is anticipated that Computershare will be paid approximately $17,800 for such services (including reimbursements of out-of-pocket expenses).
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by trustees, officers or employees of the Fund, BlackRock Capital Investment Advisors, LLC, which is the Fund’s investment adviser (the “Investment Adviser”), and/or BlackRock Financial Management, Inc., which is the Fund’s administrator (the “Administrator”). The Investment Adviser and the Administrator are each located at 50 Hudson Yards, New York, New York 10001. No additional compensation will be paid to trustees, officers, regular employees, the Investment Adviser or the Administrator for such services.

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Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Security Ownership of Certain Beneficial Owners and Management
Our Trustees are divided into two groups—interested trustees and independent trustees. “Interested Trustees” are those who are “interested persons” of the Fund, as defined in the 1940 Act. “Independent Trustees” are those who are not “interested persons” of the Fund, as defined in the 1940 Act.
The following table sets forth, as of December 31, 2024, certain ownership information with respect to the Fund’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each current Trustee and executive officer, and the executive officers and Trustees as a group. Persons that own more than 25% of our outstanding voting securities are presumed to control us, as such term is defined in the 1940 Act. As of March 26, 2025, all Trustees and executive officers as a group owned less than 1% of the Fund’s outstanding common shares.
Ownership information for those persons, if any, who own, control or hold with the power to vote, 5% or more of our shares is based upon Form 3, Form 4, Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund he or she beneficially owns and has the same address as the Fund. The Fund’s address is 50 Hudson Yards, New York, New York 10001.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Common Shares	BlackRock Financial Management, Inc. 50 Hudson Yards, New York, NY 10001	7,737,473	29.45%
Common Shares	BlackRock Private Credit Fund iCapital Offshore Access Fund, L.P. - Reinvest	5,285,488	20.12%
Common Shares	BlackRock Private Credit Fund iCapital Offshore Access Fund, L.P. - Cash	5,256,310	20.01%
Common Shares	CSTB Trustee Orrick Herrington & Sutcliffe LLP Partners PP	1,475,590	5.62%
Interested Trustees
Common Shares	John Perlowski	—	—
Common Shares	Eric J. Draut(1)	—	—
Independent Trustees
Common Shares	Andrea L. Petro	—	—
Common Shares	Maureen K. Usifer	—	—
Executive Officers
Common Shares	Jason Mehring	—	—
Common Shares	Erik L. Cuellar	—	—
Common Shares	Ariel Hazzard	—	—
Common Shares	Dan Worrell	—	—
Common Shares	Philip Tseng(2)	—	—
Common Shares	Patrick Wolfe	—	—
Common Shares	Trustees and executive officers as a group	—	—

(1)	Mr. Draut is currently classified as an Interested Trustee of the Company. See “Information about the Nominees and Trustees—Biographical Information” for additional information.
(2)	Mr. Tseng has been appointed as a Trustee of the Fund effective as of the close of business on May 18, 2025.

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The following table sets out the dollar range of our equity securities beneficially owned by each of our Trustees and the Trustee nominees as of December 31, 2024. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)
Interested Trustees and Nominees
John Perlowski	None
Eric J. Draut(2)	None
Philip Tseng(3)	None
Independent Trustees and Nominees
Andrea L. Petro	None
Maureen K. Usifer	None
Peter Schwab	None

(1)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Mr. Draut is currently classified as an Interested Trustee of the Company. See “Information about the Nominees and Trustees—Biographical Information” for additional information.
(3)	Mr. Tseng has been appointed as a Trustee of the Fund effective as of the close of business on May 18, 2025.
Proposal: Election of Trustees
Pursuant to our Fourth Amended and Restated Agreement and Declaration of Trust and Bylaws our Board of Trustees may change the number of Trustees constituting the Board of Trustees, provided that the number thereof will never be less than two nor more than fifteen. We currently have five Trustees on our Board of Trustees. The Trustees of the Fund are classified into three classes of Trustees. Eric J. Draut is the Class I Trustee of the Fund and will stand for re-election at the 2026 annual meeting of shareholders of the Fund. Andrea L. Petro and John Perlowski are the Class II Trustees of the Fund and will stand for re-election at the 2027 annual meeting of shareholders of the Fund. Maureen K. Usifer is a Class III Trustee of the Fund and will stand for re-election at the Annual Meeting. Philip Tseng has been appointed as a Class III Trustee effective as of the close of business on May 18, 2025 and will stand for election at the Annual Meeting. Peter Schwab currently serves as a Class III Trustee whose term will expire as of the close of business on May 18, 2025 and is not standing for re-election at the Annual Meeting. If any Trustee is unavailable for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance and Compensation Committee may select.
The Class III Trustee nominees, if elected at the Annual Meeting, will serve until the later of the date of our 2028 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.
A shareholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Trustee, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Trustees as a replacement. The Board of Trustees has no reason to believe that the nominees named below will be unable or unwilling to serve, and such persons have consented to being named in this Proxy Statement and to serve if elected.
The Board of Trustees recommends that you vote FOR the election of the nominee named in this Proxy Statement.
INFORMATION ABOUT THE NOMINEES AND TRUSTEES
Certain information with respect to the nominees for election at the Annual Meeting and the Trustees is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Trustee.
The 1940 Act requires that our Board of Trustees consist of at least a majority of independent trustees. Under the 1940 Act, in order for a Trustee to be deemed independent, he or she, among other things, generally must not: own,

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control or hold with the power to vote, 5% or more of the voting securities of, or control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, trustee or employee of the Fund or of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Fund.
The Board of Trustees has considered the independence of members of the Board of Trustees who are not employed by the Investment Adviser and has concluded that Andrea L. Petro, and Maureen K. Usifer are not “interested persons” as defined by the 1940 Act and therefore qualify as independent trustees under the standards promulgated by the 1940 Act. In addition, the Board of Trustees has concluded that Eric J. Draut is currently an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund and will cease to be an “interested person” of the Fund as of the close of business on May 18, 2025. In reaching these conclusions, the Board of Trustees concluded that Mses. Petro and Usifer, and Mr. Draut had no relationships with the Investment Adviser or any of its affiliates, other than their positions as Trustees of the Fund and directors of business development companies managed by the Investment Adviser and its affiliate, and other than, if applicable, investments in us or other private funds managed by the Investment Adviser that are on the same terms as those of other shareholders and investors.
Philip Tseng and Maureen K. Usifer have been nominated for election as a Trustee to serve until the 2028 Annual Meeting of Shareholders of the Fund, or until his or her successor is duly elected and qualifies. Mr. Tseng and Ms. Usifer have not been proposed for election pursuant to any agreement or understanding with any other Trustee or the Fund.
Biographical Information

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Independent Trustees and Nominees
Andrea L. Petro 50 Hudson Yards, New York, New York 10001 Year of birth: 1952	Trustee, Governance and Compensation Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2027; 2022 to present
From 2022 to present, Ms. Petro has been a Trustee, Chair of the Fund’s Governance and Compensation Committee, a Member of the Audit Committee and a Member of the Joint Transactions Committee. From 2020 to present, Ms. Petro has served as a Director of BlackRock TCP Capital Corp. and currently serves as Chair of its Governance and Compensation Committee and a member of its Audit Committee and Joint Transactions Committee. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023.
				2 BDCs consisting of 2 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Independent Trustees and Nominees - (Continued)

Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022.

Maureen K. Usifer 50 Hudson Yards, New York, New York 10001 Year of birth: 1960	Trustee, Audit Committee Chair, Governance and Compensation Committee Member and Joint Transactions Committee Member	2025; 2022 to present
From 2022 to present, Ms. Usifer has served as a Trustee, Member of the Audit Committee, Member of the Governance and Compensation Committee and Member of the Joint Transactions Committee. Since 2024 to present, Ms. Usifer has served as Chair of the Audit Committee of the Fund. Ms. Usifer is also a Director and the Chair of the Audit Committee of each of TCP BlackRock Capital Corp. and BlackRock Direct Lending Corp. From 2005 until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation.
From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.
				3 BDCs consisting of 3 Portfolios	Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee. Ms. Usifer also serves as a Director of Charlotte’s Web.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Interested Trustees and Nominees
Eric J. Draut(1) 50 Hudson Yards, New York, New York 10001 Year of birth: 1957	Chair of the Board	2026; 2022 to present
From 2022 to present, Mr. Draut has been a Trustee. From 2020 to 2024, he served as Lead Independent Trustee and as a Member of the Fund’s Audit Committee and Joint Transactions Committee. He is currently Chair of the Board. From 2021 to present, Mr. Draut has been a Director of BlackRock Direct Lending Corp., and from 2011 to present, Mr. Draut has been a Director of BlackRock TCP Capital Corp. In 2021, Mr. Draut was appointed the Lead Independent Director. Mr. Draut is the Chair of the Audit Committee of the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. Since August 2022, Mr. Draut has served as a trustee of the ELCA Foundation. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as chair of the board. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus, of the Board of Lutheran Social Services of Illinois.
				3 BDCs consisting of 3 Portfolios	None
John Perlowski(2) 50 Hudson Yards, New York, New York 10001 Year of birth: 1964	Trustee	2027; 2022 to present
From 2009 to present, Mr. Perlowski has been a Managing Director of BlackRock, Inc., Head of BlackRock Global Accounting and Product Services Mr. Perlowski also serves as President and Chief Executive Officer of other funds managed by the Investment Adviser and its affiliates. Mr. Perlowski has also served as Advisory Director of Family Resource Network (charitable foundation) since 2009.
1 BDC consisting of 1 Portfolio
Mr. Perlowski currently serves as director/trustee of other funds managed by the Investment Adviser and its affiliates, including 100 BlackRock advised investment companies, consisting of 264 investment portfolios.

Philip Tseng(3) 50 Hudson Yards, New York, New York 10001 Year of birth: 1976	Trustee(3), Chief Executive Officer and Co-Chief Investment Officer	N/A; 2022 to present
Mr. Tseng is a Trustee, the Chief Executive Officer and Co-Chief Investment Officer of the Fund. He is also a senior member of BlackRock’s Global Private Debt Platform and Chairman and Chief Executive Officer of BlackRock TCP Capital Corp. He is Head of BlackRock’s US Private Capital
				N/A	N/A

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Interested Trustees and Nominees - (Continued)

(“USPC”) business as well as Co-CIO and Co-Chair of the Investment Committee overseeing institutional commingled funds and separately managed accounts, BlackRock TCP Capital Corp, the Fund, and Middle-Market CLOs. He oversees both business and investment strategy across the US Private Capital platform including investment committees, investment processes, talent management and development, risk management & performance. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners (“TCP”) which was acquired by BlackRock in 2018. Prior to TCP, he held roles in equity research and investment banking at Credit Suisse First Boston and Deutsche Banc Alex Brown. Mr. Tseng previously served as a Director on the Boards of First Advantage, ITC DeltaCom, Connexity Inc., and Anacomp, Inc. He currently serves as Chairman of AutoAlert. Mr. Tseng received his A.B. with honors in Economics from Harvard College and his M.B.A. from Harvard Business School.

Executive Officers Who Are Not Trustees
Jason Mehring 50 Hudson Yards, New York, New York 10001 Year of birth: 1971	President	N/A; 2024 to present
Mr. Mehring is the President of the Fund and BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Mehring is a voting member and a past Chairman of the investment committee for BlackRock’s US Private Capital Group (“USPC”). Mr. Mehring focuses on the team’s origination, underwriting and monitoring of middle market private investments, as well as its capital raising activities across public and private investment funds. Mr. Mehring has over 30 years’ experience in middle market investing including his 19 years’ experience with the USPC team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity
				N/A	N/A

8

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring has also served on a variety of private corporate boards. Mr. Mehring has earned an M.B.A from the Kellogg School of Management at Northwestern University, as well as a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).

Erik L. Cuellar 50 Hudson Yards, New York, New York 10001 Year of birth: 1971	Chief Financial Officer and Treasurer	N/A; 2022 to present
Mr. Cuellar is the Chief Financial Officer of the Company and BlackRock’s other BDCs: BlackRock TCP Capital Corp and BlackRock Direct Lending Corp. He is responsible for financial and regulatory reporting. Mr. Cuellar has been at BlackRock and its predecessor, TCP, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.
				N/A	N/A
Patrick Wolfe 50 Hudson Yards, New York, New York 10001 Year of birth: 1982	Chief Operating Officer	N/A; 2022 to present
Patrick Wolfe is Chief Operating Officer of the Fund and BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. He is also a Senior Portfolio Manager in the BlackRock’s Global Private Debt Platform. He is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Senior Portfolio Manager on BlackRock Credit Strategies Fund, Senior Portfolio Manager for the Fund, BDLC and TCPC, and Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of TCP. At TCP, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the
				N/A	N/A

9

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

middle-market CLO platform taking the business to over $1 billion of assets. He also co-led led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before TCP, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.

Laurence D. Paredes 50 Hudson Yards, New York, New York 10001 Year of birth: 1968	Secretary	N/A; 2022 to present
Mr. Paredes is the Secretary of the Fund. He also serves as the Secretary of BlackRock’s other BDCs: BlackRock Direct Lending Corp. and BlackRock TCP Capital Corp. Mr. Paredes also serves as Private Debt Product Structuring & Fund Board Engagement Lead for BlackRock’s Global Private Debt Business & Product Strategy team. Mr. Paredes is responsible for focusing on the regulatory and legal complexities associated with product structuring, business strategy and client engagement towards the strategic expansion of BlackRock’s global debt product suite. Additionally, Mr. Paredes is responsible for ongoing governance and fund board engagement for the Global Private Debt platform and existing and future BDCs. Prior to joining BlackRock’s Global Private Debt Business & Product Strategy team, Mr. Paredes was a member of the BlackRock Legal & Compliance Department from 2008 to 2023, where he served as General Counsel to the Fund, BlackRock Capital Investment Corporation, BlackRock Direct Lending Corp. and BlackRock TCP Capital Corp., and also supported BlackRock’s U.S. registered funds business and BlackRock’s U.S. Wealth Advisory business. Mr. Paredes also served as General Counsel of BlackRock Kelso Capital Advisors LLC, as well as General Counsel and Chief Compliance Officer of BlackRock Kelso Mezzanine
				N/A	N/A

10

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

Partners I, LLC and BKCA Mezzanine Advisors LLC. Prior to joining BlackRock in 2008, Mr. Paredes served as Senior Vice President, General Counsel and Corporate Secretary for Porter Novelli, Inc., an Omnicom Group Inc. agency. Mr. Paredes has previously served as a Trustee for the Rye Country Day School and the Frederick Gunn School. Mr. Paredes received a B.A. (Economics) from Hobart College and a J.D. from the Benjamin N. Cardozo School of Law.

Diana Huffman 50 Hudson Yards, New York, New York, 10001 Year of birth: 1982	General Counsel and Assistant Secretary	N/A; 2022 to present
Ms. Huffman serves as General Counsel and Assistant Secretary of the Fund. She is also General Counsel of BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Ms. Huffman was also previously General Counsel for BlackRock Capital Investment Corporation, prior to its merger with TCPC in March 2024. Ms. Huffman is Legal Counsel in the Legal & Compliance Department at BlackRock. She is responsible for supporting BlackRock’s U.S. regulated funds business, with a focus on retail alts. Ms. Huffman advises on a broad array of legal and regulatory issues impacting U.S. regulated funds, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman received a BA degree, summa cum laude, from Boston University in 2004 in International Relations. Ms. Huffman also received a J.D. degree, cum laude, from Fordham University School of Law in 2009.
				N/A	N/A
Ariel Hazzard 50 Hudson Yards, New York, New York 10001 Year of birth: 1988	Chief Compliance Officer	N/A; 2024 to present
Ms. Hazzard is the Chief Compliance Officer (“CCO”) of the Fund, as well as two alternative closed-end funds. She is also the CCO of BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Ms. Hazzard is also responsible for the oversight of BlackRock’s closed-end
				N/A	N/A

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

fund and index ETF businesses. Ms. Hazzard has previously been responsible for the implementation of the registered funds compliance program for BlackRock’s U.S. domiciled mutual funds, closed-end funds and active ETFs. Prior to joining Blackrock, Ms. Hazzard was a member of the Credit Legal team at Apollo Global Management, LLC where she supported their business development company in addition to closed-end funds and sub-advised accounts. Prior to Apollo, she worked as an ISDA Onboarding Analyst at UBS where she handled a portfolio of derivatives and repo accounts across a variety of strategic clients. Ms. Hazzard earned a B.S in Finance and Marketing from Boston College, and a J.D from the Maurice A. Deane School of Law at Hofstra University.

Dan Worrell 50 Hudon Yards, New York, New York 10001 Year of birth: 1963	Co-Chief Investment Officer	N/A; 2024 to present
Mr. Worrell serves as the Co-CIO of the Fund and BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Worrell is a member of Blackrock’s US Private Capital Group (“USPC”), where he focuses on direct lending and special situation strategies. He is a member of the USPC Management Operating Committee and the head of USPC’s Underwriting Committee, and a voting committee member of USPC. He also serves on the investment committees for other private credit funds managed by BlackRock. Prior to joining BlackRock. Mr. Worrell was a Managing Director at TCP, which he joined in 2007, where he headed multiple industry sectors. Mr. Worrell has been on the Board of Directors of several portfolio companies in the Consumer and Healthcare industries. Prior to his current role, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors, where he analyzed and invested in high yield credit opportunities, capital structure arbitrage and special situations. He has also previously invested in distressed companies and special situations at Gruss Partners, JP Morgan and as an Investment Manager at a Central Asia-focused private equity fund based in Kazakhstan. Mr. Worrell earned an M.B.A. from Columbia University in 1991.
				N/A	N/A

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*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
(1)
From 2022 to November 2024, Mr. Draut served as an Independent Trustee of the Fund. Mr. Draut is currently an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his position as a director of a company that purchased debt securities issued by the Fund. It is expected that Mr. Draut will cease to be an “interested person” of the Fund as of May 18, 2025. Therefore, it is expected that at the time of the Meeting, Mr. Draut will not be an “interested person” of the Fund and will be an Independent Trustee. As of the close of business on May 18, 2025, Mr. Draut will cease to serve as Chair of the Board and will be appointed as Lead Independent Trustee and as a Member of the Company’s Audit Committee and Joint Transactions Committee.

(2)	Mr. Perlowski is an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his current position with the Investment Adviser.
(3)
Mr. Tseng is an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his current position with the Investment Adviser. The Board of Trustees appointed Mr. Tseng to serve as a Trustee and Chair of the Board, effective as of the close of business on May 18, 2025.

Mr. Peter Schwab currently serves as an Independent Trustee of the Company for a term that expires on May 18, 2025 and is not standing for re-election at the Meeting.
The Board of Trustees has adopted procedures for evaluating potential Trustee candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board of Trustees believes that each Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board of Trustees has considered a variety of criteria, none of which, in isolation, was controlling. The Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Trustees to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of Trustees, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Trustees and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board of Trustees’ conclusion that the Trustee should serve as a Trustee of the Fund, is provided below.
Interested Trustees
John Perlowski is a Trustee of the Fund. Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as a board member and officer of investment companies provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex.
Philip Tseng is a Trustee1, the Chief Executive Officer and Co-Chief Investment Officer of the Fund. He is also a senior member of BlackRock’s Global Private Debt Platform and Chairman and Chief Executive Officer of BlackRock TCP Capital Corp. He is Head of BlackRock’s US Private Capital (“USPC”) business as well as Co-CIO and Co-Chair of the Investment Committee overseeing institutional commingled funds and separately managed accounts, BlackRock TCP Capital Corp, the Fund, and Middle-Market CLOs. He oversees both business and investment strategy across the US Private Capital platform including investment committees, investment processes, talent management and development, risk management & performance. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners (“TCP”) which was acquired by BlackRock in 2018. Prior to TCP, he held roles in equity

1   The Board of Trustees appointed Phil Tseng to serve as a Trustee of the Fund effective as of May 18, 2025.

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research and investment banking at Credit Suisse First Boston and Deutsche Banc Alex Brown. Mr. Tseng previously served as a Director on the Boards of First Advantage, ITC DeltaCom, Connexity Inc., and Anacomp, Inc. He currently serves as Chairman of AutoAlert. Mr. Tseng received his A.B. with honors in Economics from Harvard College and his M.B.A. from Harvard Business School.
Eric J. Draut is Chair of the Board. From 2020 through 2024, Mr. Draut served as Lead Independent Trustee, a member of the Fund’s Audit Committee and a member of the Company’s Joint Transactions Committee. Mr. Draut is currently an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his position as a director of a company that purchased debt securities issued by the Fund. It is expected that Mr. Draut will cease to be an “interested person” of the Fund as of May 18, 2025. Therefore, it is expected that at the time of the Meeting, Mr. Draut will not be an “interested person” of the Fund. As of the close of business on May 18, 2025, Mr. Draut will cease to serve as Chair of the Board and will be appointed as Lead Independent Trustee and as a Member of the Company’s Audit Committee, a member of the Fund’s Governance and Compensation Committee and a member of the Fund’s Joint Transactions Committee. Mr. Draut also serves as a Director of BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. The Fund’s Board of Trustees benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. Mr. Draut is the Chair of the Audit Committee of the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. Since August 2022, Mr. Draut has served as a trustee of the ELCA Foundation, where he currently serves as Chair of the Finance Committee. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and recently served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Fund and the Investment Adviser, qualifies him to serve as a member of the Company’s Audit Committee when appointed as of May 18, 2025.
Independent Trustees
Andrea L. Petro is a Trustee, a member of the Fund’s Audit Committee, Chair of the Fund’s Governance and Compensation Committee and a member of the Fund’s Joint Transactions Committee. Ms. Petro also serves as a Director of BlackRock TCP Capital Corp. and currently serves as Chair of its Governance and Compensation Committee and a member of its Audit Committee and Joint Transactions Committee. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023. Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022. Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University. Ms. Petro’s knowledge of financial and accounting matters qualifies her to serve as a member of the Fund’s Audit Committee.
Maureen K. Usifer is a Trustee of the Fund, Chair of the Audit Committee, member of the Governance and Compensation Committee and a member of the Joint Transactions Committee. Ms. Usifer also serves as a Director and Chair of the Audit Committee of BlackRock TCP Capital Corp., Member of its Governance and Compensation Committee and a Member of its Joint Transactions Committee, and Director and Chair of the Audit Committee of BlackRock Direct Lending Corp. and Member of its Joint Transactions Committee. From 2015 until its merger with and

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into a wholly-owned subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. Since 2021, Ms. Usifer has served as a Director for PC Construction. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight, a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. Since 2018 Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University. Ms. Usifer’s prior board service, in addition to her roles as an Independent Director of BlackRock TCP Capital Corp. and an Independent Director of BlackRock Direct Lending Corp, provides her with specific understanding of the Fund, its operations and the business and regulatory issues facing BDCs. Ms. Usifer’s independence from the Fund enhances her service as Chair of the Fund’s Audit Committee and member of other Board committees.
Executive Officers Who Are Not Trustees
Jason Mehring is Managing Director of BlackRock and President of the Fund. He is also the President of BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. and is a voting member and a past Chairman of the investment committee for BlackRock’s US Private Capital Group (“USPC”). Mr. Mehring focuses on the team’s origination, underwriting and monitoring of middle market private investments, as well as its capital raising activities across public and private investment funds. Mr. Mehring has over 30 years’ experience in middle market investing including his 19 years’ experience with the USPC team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring has also served on a variety of private corporate boards. Mr. Mehring has earned an M.B.A from the Kellogg School of Management at Northwestern University, as well as a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).
Erik L. Cuellar is Director of BlackRock and Chief Financial Officer of the Fund. Mr. Cuellar currently serves as the Chief Financial Officer of BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Cuellar has been at BlackRock and its predecessor, TCP, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.
Patrick Wolfe, Managing Director of BlackRock, is the Chief Operating Officer of the Fund and BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. He is also a Senior Portfolio Manager in the BlackRock’s Global Private Debt Platform. He is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Senior Portfolio Manager on BlackRock Credit Strategies Fund, Senior Portfolio Manager for the Fund, BDLC and TCPC, and Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of TCP. At TCP, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before TCP, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.
Laurence D. Paredes, Secretary of the Fund and Managing Director of BlackRock, also serves as the Secretary of BlackRock’s other BDCs: BlackRock Direct Lending Corp. and BlackRock TCP Capital Corp. Mr. Paredes also serves

15

as Private Debt Product Structuring & Fund Board Engagement Lead for BlackRock’s Global Private Debt Business & Product Strategy team. Mr. Paredes is responsible for focusing on the regulatory and legal complexities associated with product structuring, business strategy and client engagement towards the strategic expansion of BlackRock’s global debt product suite. Additionally, Mr. Paredes is responsible for ongoing governance and fund board engagement for the Global Private Debt platform and existing and future BDCs. Prior to joining BlackRock’s Global Private Debt Business & Product Strategy team, Mr. Paredes was a member of the BlackRock Legal & Compliance Department from 2008 to 2023, where he served as General Counsel to the Fund, BlackRock Capital Investment Corporation, BlackRock Direct Lending Corp. and BlackRock TCP Capital Corp., and also supported BlackRock’s U.S. registered funds business and BlackRock’s U.S. Wealth Advisory business. Mr. Paredes also served as General Counsel of BlackRock Kelso Capital Advisors LLC, as well as General Counsel and Chief Compliance Officer of BlackRock Kelso Mezzanine Partners I, LLC and BKCA Mezzanine Advisors LLC. Prior to joining BlackRock in 2008, Mr. Paredes served as Senior Vice President, General Counsel and Corporate Secretary for Porter Novelli, Inc., an Omnicom Group Inc. agency. Mr. Paredes has previously served as a Trustee for the Rye Country Day School and the Frederick Gunn School. Mr. Paredes received a B.A. (Economics) from Hobart College and a J.D. from the Benjamin N. Cardozo School of Law.
Ariel Hazzard, Chief Compliance Officer of the Fund and Director of BlackRock, is also responsible for the oversight of BlackRock’s closed-end fund and index ETF businesses. She is also the Chief Compliance Officer of BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Ms. Hazzard has previously been responsible for the implementation of the registered funds compliance program for BlackRock’s U.S. domiciled mutual funds, closed-end funds and active ETFs. Prior to joining Blackrock, Ms. Hazzard was a member of the Credit Legal team at Apollo Global Management, LLC where she supported their business development company in addition to closed-end funds and sub-advised accounts. Prior to Apollo, she worked as an ISDA Onboarding Analyst at UBS where she handled a portfolio of derivatives and repo accounts across a variety of strategic clients. Ms. Hazzard earned a B.S in Finance and Marketing from Boston College, and a J.D from the Maurice A. Deane School of Law at Hofstra University.
Dan Worrell, Managing Director of BlackRock, is Co-Chief Investment Officer of the Fund and BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. He is also a member of Blackrock’s US Private Capital Group (“USPC”), where he focuses on direct lending and special situation strategies. He is a member of the USPC Management Operating Committee and the head of USPC’s Underwriting Committee, and a voting committee member of USPC. He also serves on the investment committees for other private credit funds managed by BlackRock. Prior to joining BlackRock. Mr. Worrell was a Managing Director at TCP, which he joined in 2007, where he headed multiple industry sectors. Mr. Worrell has been on the Board of Directors of several portfolio companies in the Consumer and Healthcare industries. Prior to his current role, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors, where he analyzed and invested in high yield credit opportunities, capital structure arbitrage and special situations. He has also previously invested in distressed companies and special situations at Gruss Partners, JP Morgan and as an Investment Manager at a Central Asia-focused private equity fund based in Kazakhstan. Mr. Worrell earned an M.B.A. from Columbia University in 1991.
Diana Huffman is General Counsel and Assistant Secretary of the Fund and Director of BlackRock. She is also General Counsel of BlackRock’s other BDCs: BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Ms. Huffman was also previously General Counsel for BlackRock Capital Investment Corporation, prior to its merger with TCPC in March 2024. Ms. Huffman is Legal Counsel in the Legal & Compliance Department at BlackRock. She is responsible for supporting BlackRock’s U.S. regulated funds business, with a focus on retail alts. Ms. Huffman advises on a broad array of legal and regulatory issues impacting U.S. regulated funds, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman received a BA degree, summa cum laude, from Boston University in 2004 in International Relations. Ms. Huffman also received a J.D. degree, cum laude, from Fordham University School of Law in 2009.
CORPORATE GOVERNANCE
Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

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John Perlowski is an Interested Trustee by virtue of his employment with the Investment Adviser. Effective as of his appointment to the Board at the close of business on May 18, 2025, Philip Tseng will be an Interested Trustee by virtue of his employment with the Investment Adviser. The Board of Trustees believes that Mr. Perlowski’s and Mr. Tseng’s respective employment with the Investment Adviser allows for the efficient mobilization of the Investment Adviser’s resources at the Board of Trustees’ behest and on its behalf.
Eric J. Draut is currently an Interested Trustee by virtue of his position as a director of a company that purchased debt securities issued by the Fund. It is expected that Mr. Draut will cease to be an Interested Trustee and will become an Independent Trustee as of the close of business on May 18, 2025. Therefore, it is expected that at the time of the Meeting, Mr. Draut will be an Independent Trustee.
The Board of Trustees does not currently have a lead Independent Trustee. Mr. Draut currently serves as Chair of the Board. As of the close of business on May 18, 2025, Mr. Tseng will become Chair of the Board and Mr. Draut will cease to serve as Chair of the Board and will be appointed as Lead Independent Trustee.
The Board of Trustees believes its relatively small size and the composition and leadership of its committees allow each trustee to enjoy full, accurate and efficient communication with the Fund, the Investment Adviser and management, and facilitates the timely transmission of information among such parties.
Trustee Independence
On an annual basis, each member of the Board of Trustees is required to complete an independence questionnaire designed to provide information to assist the Board of Trustees in determining whether the trustee is independent. The Board of Trustees has determined that each of the trustees, other than the Interested Trustees, is independent under the 1940 Act.
Means by Which the Board of Trustees Supervises Officers
The Board of Trustees is regularly informed on developments and issues related to the business of the Fund, and monitors the activities and responsibilities of the officers in various ways. At each regular meeting of the Board of Trustees, the officers report to the Board of Trustees on developments and important issues. Each of the officers, as applicable, also provides regular updates to the members of the Board of Trustees regarding the Fund’s business between the dates of regular meetings of the Board of Trustees. Officers and other members of the Investment Adviser, at the invitation of the Board of Trustees, regularly attend portions of meetings of the Board of Trustees and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board of Trustees’ Role in Risk Oversight
Day-to-day risk management with respect to the Fund is the responsibility of the Investment Adviser or other service providers (depending on the nature of the risk) subject to the supervision of the Investment Adviser. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Adviser and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board of Trustees’ general oversight of the Fund and is addressed as part of various Board of Trustees and committee activities. The Board of Trustees, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund and internal accounting personnel for the Investment Adviser, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Fund’s Chief Compliance Officer oversees the implementation and testing of the Fund’s compliance program and reports to the Board of Trustees regarding compliance matters for the Fund and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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Code of Ethics
The Fund adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. In addition, the code of ethics is attached as an exhibit to the Fund’s registration statement on Form N-2, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Hedging Transactions
The Fund’s codes of ethics and business conduct do not expressly prohibit Trustees or Senior Officers from engaging in hedging transactions with respect to its securities.
BOARD MEETINGS
During the Fund’s fiscal year ended December 31, 2024, the Board of Trustees met eighteen times. No incumbent Trustee who was a Trustee during such fiscal year attended less than 75% of the aggregate number of meetings of the Board of Trustees and of each committee of the Board of Trustees on which the Trustee served during the Fund’s most recently completed fiscal year.
COMMITTEES OF THE BOARD OF TRUSTEES
Our Board of Trustees currently has three committees: an Audit Committee, a Governance and Compensation Committee and a Joint Transactions Committee.
Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Trustees. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The Audit Committee met four times during the fiscal year ended December 31, 2024. The charter sets forth the responsibilities of the Audit Committee and can be accessed at www.bdebt.com/resources-1/default.aspx. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in fulfilling its responsibilities for overseeing all material aspects of the Fund’s accounting and financial reporting processes, monitoring the independence and performance of the Fund’s independent registered public accounting firm, providing a means for open communication among the Fund’s independent accountants, financial and senior management and the Board of Trustees, and overseeing the Fund’s compliance with legal and regulatory requirements. The Audit Committee is presently composed of Andrea L. Petro, Peter Schwab and Maureen K. Usifer (Chair), each of whom is considered independent for purposes of the 1940 Act. The Board of Trustees has determined that each of Andrea L. Petro, Peter Schwab and Maureen K. Usifer is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. It is expected that once Mr. Draut is no longer an “interested person” of the Company he will be appointed as a member of the Audit Committee as of the close of business on May 18, 2025.
Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by the Board of Trustees. The charter sets forth the responsibilities of the Governance and Compensation Committee, including, but not limited to, making nominations for the appointment or election of Independent Trustees, personnel training policies, administering the provisions of the code of ethics applicable to the Independent Trustees and determining, or recommending to the Board of Trustees for determination, the compensation of any officers of the Fund. The charter can be accessed at www.bdebt.com/resources-1/default.aspx. Currently the Fund’s officers do not receive any direct compensation from the Fund. The Governance and Compensation Committee is presently composed of Andrea L. Petro (Chair), Peter Schwab and Maureen K. Usifer, each of whom is considered independent for purposes of the 1940 Act. During the Fund’s fiscal year ended December 31, 2024, the Governance and Compensation Committee met three times. It is expected that once Mr. Draut is no longer an “interested person” of the Company he will be appointed as a member of the Governance and Compensation Committee as of the close of business on May 18, 2025.
Joint Transactions Committee. The Joint Transactions Committee operates to approve the allocation of certain private placement transactions in which the Fund participates with one or more of the Adviser’s other accounts in accordance with an exemptive order obtained from the Commission. The Joint Transactions Committee, presently

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composed of Ms. Petro, Mr. Schwab and Ms. Usifer, met ten times during the fiscal year ended December 31, 2024. It is expected that once Mr. Draut is no longer an “interested person” of the Company he will be appointed as a member of the Joint Transactions Committee as of the close of business on May 18, 2025.
COMPENSATION OF TRUSTEES
The following table shows information regarding the compensation earned or actually received by the Fund’s trustees, none of whom is an employee of the Fund, for service as a trustee for the fiscal year ended December 31, 2024. No compensation is paid by the Fund to Interested Trustees who are “interested persons” (as defined in the 1940 Act) of the Investment Adviser.

	Fees Earned or Paid in Cash(1)(2)	Total
Interested Trustees:
John Perlowski	—	—
Philip Tseng(3)	—	—
Eric J. Draut(4)	$90,250	$90,250
Independent Trustees:
Andrea L. Petro	$91,500	$91,500
Peter Schwab(5)	0	0
Maureen K. Usifer	90,951	90,951

(1)	For a discussion of Trustee compensation, see below.
(2)	The Fund does not maintain a stock or option plan, non-equity incentive plan or pension plan for its trustees.
(3)	Mr. Tseng has been appointed as a Trustee of the Fund effective as of the close of business on May 18, 2025.
(4)	Mr. Draut is currently classified as an Interested Trustee of the Company. See “Information about the Nominees and Trustees—Biographical Information” for additional information.
(5)	Mr. Peter Schwab currently serves as an Independent Trustee of the Company for a term that expires on May 18, 2025 and is not standing for re-election at the Meeting.
The Fund is authorized to pay each Trustee (other than Interested Trustees who are “interested persons” (as defined in the 1940 Act) of the Investment Adviser) the following amounts for serving as a Trustee: (i) an annual retainer of (a) $50,000 per year for each year in which the Fund’s net asset value is $1 billion or less; (b) $75,000 per year for each year in which the Fund’s net asset value is between $1 billion and $2 billion; or (c) $100,000 per year for each year in which the Fund’s net asset value is greater than $2 billion (in each case, prorated for any partial calendar year for which a Trustee serves), (ii) $2,500 for each regular meeting of the Board of Trustees of the Fund attended by such Trustee, (iii) $1,000 for each meeting of a committee of the Board of Trustees, other than the Joint Transactions Committee, attended by such Trustee, (iv) $500 for each meeting of the Joint Transactions Committee of the Board of Trustees attended by such Trustee, (v) a supplemental retainer at the annual rate of $7,500 per year for the Audit Committee Chair and (vi) a supplemental retainer at the annual rate of $5,000 per year for the Governance and Compensation Committee Chair.
COMPENSATION OF OFFICERS
None of the officers receive compensation from the Fund. The compensation of the officers is paid by the Investment Adviser or its affiliates. A portion of such compensation may be reimbursed by the Fund for the cost to the Administrator of administrative services rendered by such officer on behalf of the Fund.
INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS
The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Fund has entered into a number of business relationships with affiliated or related parties, including the following:
•	The Fund has entered into an investment management agreement with the Investment Adviser.
•
The Administrator provides the Fund with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by the Fund for expenses incurred by the Administrator in performing its obligations under the administration agreement, including the Fund’s allocable portion of the cost of certain of the Fund’s officers and the Administrator’s administrative staff and providing, at the Fund’s request and on its behalf, significant managerial assistance to portfolio companies to which the Fund is required to provide such assistance. In addition, the Administrator has entered into a sub-administration agreement with State Street Bank and Trust Company. State Street Bank and Trust Company receives compensation from the Administrator for its sub-administrative services.

•
The Fund has entered into a royalty-free license agreement with BlackRock, Inc. and the Investment Adviser, pursuant to which BlackRock and the Investment Adviser have agreed to grant the Fund a non-exclusive, royalty-free license to use the name “BlackRock.”

The Investment Adviser and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Fund and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Fund and those accounts. In general, the Investment Adviser will allocate investment opportunities pro rata among the Fund and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements will continue to be subject to Independent Trustee approval pursuant to the terms of the co-investment exemptive order applicable to the Fund. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Fund may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or the Fund may not have additional capital to invest at a time the other funds or accounts do. If the Investment Adviser is unable to manage the Fund’s investments effectively, the Fund may be unable to achieve its investment objective. In addition, the Investment Adviser may face conflicts in allocating investment opportunities between the Fund and certain other entities that could impact the Fund’s investment returns.
While the Fund’s ability to enter into transactions with its affiliates is restricted under the 1940 Act, the Fund has received co-investment exemptive relief from the Commission permitting certain affiliated investments subject to certain conditions. The exemptive relief may enable the Fund to participate in certain transactions that it could not invest in without the relief. However, as a result, the Fund may face conflicts of interest on investments made pursuant to the exemptive relief conditions which could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of the position purchased or sold by it.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Fund as of and for the Fund’s fiscal year ending December 31, 2025. D&T was selected by the Audit Committee of the Fund, and that selection was ratified by the Fund’s Board of Trustees, including all of the Independent Trustees, by a vote cast at an in-person meeting. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. A representative of D&T will participate in the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

	2024	2023
Audit Fees	$195,226	$166,860
Audit-Related Fees	$22,500	$7,500
All Other Fees	—	—
Total	$217,726	$174,360

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Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as the review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services, such as comfort letters and consents, that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amounts reported also include fees related to the filing and maintenance of the Fund’s registration statement on Form N-2.
Tax Fees
Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.
All Other Fees
All other fees would include fees for products and services other than the services reported above.
Audit Committee Policies and Procedures
The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Fund’s internal controls and the financial reporting process. The Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to the Fund and any entity controlling, controlled by, or under common control with the Fund that provide ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.
The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Fund’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Fund by the Fund’s independent auditors and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Fund’s independent auditors to the Fund’s Investment Adviser and to affiliates of the Investment Adviser that provide ongoing services to the Fund, but only if the non-audit services have a direct impact on the operations or financial reporting of the Fund.
Audit Committee Report
The Audit Committee has reviewed the Fund’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence, and has discussed with D&T its independence.
Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s annual report on

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Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Trustees, has approved selecting D&T to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2025.
Peter Schwab;
Andrea L. Petro; and
Maureen K. Usifer (Chair)
SHAREHOLDER COMMUNICATIONS
Shareholders who want to communicate with the Board of Trustees or any individual member of the Board of Trustees should email extbdebtboardmailbox@blackrock.com with copies to AlternativesClientServices@blackrock.com and laurence.paredes@blackrock.com, or write the Fund to the attention of Laurence Paredes at 50 Hudson Yards, New York, New York 10001. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific member of the Board of Trustees and so indicates, it will be sent only to that member. If a communication does not indicate a specific member of the Board of Trustees, it will be sent to the Chair of the Audit Committee of the Board of Trustees and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.
Additionally, shareholders with complaints or concerns regarding accounting matters may contact us by phone at 1 (310) 566-1094. Shareholders who are uncomfortable calling with complaints may address letters directly to the Chair of the Audit Committee of the Board of Trustees at 50 Hudson Yards, New York, New York 10001. Such letters may be submitted on an anonymous basis.
SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2026 ANNUAL MEETING
Shareholders may present proper nominations of candidates for Trustee or other proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the next annual meeting of shareholders by submitting such nominations or proposals in writing to the Secretary of the Fund in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, if applicable, applicable state law and the Declaration of Trust and Bylaws of the Fund. The Fund expects that the 2026 Annual Meeting of Shareholders of the Fund will be held in May 2026, but the exact date, time and location of such meeting have yet to be determined.
Deadlines for Submitting Shareholder Proposals for Inclusion in the Fund’s Proxy Statement and Proxy Card
To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a shareholder’s nomination of a candidate for Trustee or other proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to shareholders for the previous year’s annual meeting. Accordingly, a shareholder’s proposal submitted under Rule 14a-8 must be received no later than Wednesday, December 3, 2025 in order to be included in the Fund’s proxy statement and proxy card for the 2026 Annual Meeting of Shareholders of the Fund.
Deadlines for Submitting Notice of Shareholder Proposals for Consideration at the Fund’s Annual Meeting
Pursuant to the Fund’s current Bylaws, the deadline for submitting notice of a shareholder’s proposal for consideration at the 2026 Annual Meeting of Shareholders of the Fund, other than a proposal submitted under Rule 14a-8, is not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever first occurs. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Fund and will set forth all information required under Section 6 of Article I of the Fund’s current Bylaws.
FINANCIAL STATEMENTS AVAILABLE
A copy of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 containing audited financial statements accompanies this proxy statement.
Along with this proxy statement, the Fund will provide to each shareholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2024. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

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INCORPORATION BY REFERENCE
We hereby incorporate by reference our disclosure from the following sections of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024: (i) “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” (ii) “Quantitative and Qualitative Disclosures about Market Risk;” and (iii) “Financial Statements and Supplemental Data.” Other than the foregoing information and our financial statements incorporated by reference above, no portion of our Form 10-K is a part of these proxy solicitation materials.
PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).
The Fund restricts access to nonpublic personal information about its shareholders to its Investment Adviser’s employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.
OTHER MATTERS
The Board of Trustees is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
You are cordially invited to participate in the Annual Meeting via webcast. Whether or not you plan to participate in the Annual Meeting, please promptly follow the directions on your enclosed proxy card to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating your proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.
By Order of the Board of Trustees,
/s/ John Perlowski
John Perlowski
Trustee
April 2, 2025

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BlackRock Private Credit Fund
Proxy Card
Annual Meeting of Stockholders
Proxy for Annual Meeting of Stockholders to Be Held on May 22, 2025
The undersigned hereby appoints Diana Huffman and Laurence D. Paredes and each of them, as proxies of the undersigned (the “Proxies”), each with the power to appoint his or her substitute, for the Annual Meeting of Stockholders of BlackRock Private Credit Fund (the “Fund”) to be held over the web in a virtual meeting format on Thursday, May 22, 2025, at 10:00 a.m., Pacific Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Fund held by the undersigned at the close of business on March 26, 2025.
By signing this Proxy Card, the undersigned acknowledges receipt of the Fund’s Proxy Statement dated April 2, 2025. The Fund’s Proxy Statement is available at: https://icx.efrontcloud.com/blackrock/login.aspx. The undersigned revokes all prior proxies and appoints the Proxies to vote its shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments, and hereby ratifies and confirms all that said proxies, or any of them, may lawfully do by virtue thereof.
The Fund’s Board of Trustees recommend a “FOR” vote for each Trustee nominee.
TO VOTE, MARK X BELOW.

Election of Trustees	FOR	AGAINST	WITHHOLD
Maureen K. Usifer	☐	☐	☐
Philip Tseng	☐	☐	☐

Date:
ACCOUNT NAME
By:

Name:
Title:

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